UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (only as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule § 240.14a-12

THE MARYGOLD COMPANIES, INC.
(Name of Registrant Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with Preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

THE MARYGOLD COMPANIES, INC.

120 Calle Iglesia, Unit B

San Clemente, CA 92672

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 17, 2023

To the Stockholders of the MARYGOLD COMPANIES, INC.

You are cordially invited to attend the Annual Meeting of Stockholders of The Marygold Companies, Inc. (the “Company” of “Marygold”) on Friday, November 17, 2023, at 12:00 p.m., Pacific Time Zone, at the Paradise Point Hotel, 1404 Vacation Road, San Diego, CA 92109 (the “Annual Meeting”) in order to:

1.

To elect Nicholas Gerber, David Neibert, Stuart Crumbaugh, Scott Schoenberger, James Alexander, Matt Gonzalez, Erin Grogan, Joya Harris, and Derek Mullins to the Board of Directors of The Marygold Companies, Inc. (the “Board”) as directors, in each case, to serve a one-year term expiring at the annual meeting of stockholders of the Company to be held in 2024;

2.	To approve, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and
3.	To ratify the appointment of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.
4.	To conduct such other business properly brought before the meeting.

The Board has fixed the close of business on September 18, 2023, as the record date (the “Record Date”) for determining stockholders entitled to notice and to vote at the Annual Meeting, and any postponements or adjournments thereof.

We will furnish proxy materials to our stockholders via the internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting of Stockholders.

Accordingly, we are sending to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and the annual report of The Marygold Companies, Inc. to stockholders for the fiscal year ended June 30, 2023, via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND. YOU ARE ENCOURAGED TO VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING.

In order to attend the meeting, you must register at https://www.iproxydirect.com/MGLD by 11:59 p.m. Pacific Time on November 15, 2023.

Date: October 2, 2023	By order of the Board of Directors,

	By:	/s/ David Neibert
David Neibert
Secretary

Your vote is important. Regardless of whether you plan to attend the Annual Meeting of Stockholders, please follow the instructions you received to vote your shares as soon as possible to ensure that your shares are represented at the Annual Meeting of Stockholders. Stockholders of record, or beneficial stockholders named as proxies by their stockholders of record, who attend the meeting may vote their shares personally. The Company’s proxy statement and Annual Report to Stockholders for the year ended June 30, 2023 are available at proxy@issuerdirect.com

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PROXY STATEMENT

Annual Meeting of Stockholders of The Marygold Companies, Inc. to be held on Friday November 17, 2023

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

Why did I receive these proxy materials?

The Board of Directors (the “Board of Directors”) of The Marygold Companies, Inc. (the “Company” and together with its consolidated subsidiaries, “Marygold”) is soliciting proxies for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held in person on Friday, November 17, 2023, at 12:00 p.m., Pacific Time. The information included in this proxy statement (“Proxy Statement”) relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of Directors and our most highly paid executive officers. The Company’s annual report to stockholders for the fiscal year ended June 30, 2023 (the “Annual Report”) is available to review with this Proxy Statement. We are sending a notice of the Annual Meeting (and, for those who request it, a paper copy of this Proxy Statement and the enclosed form of proxy) to our stockholders on or about October 2, 2023.

What proposals will be voted on at the Annual Meeting?

The three matters scheduled to be voted on at the Annual Meeting are:

1. The election of Nicholas Gerber, David Neibert, Stuart Crumbaugh, Scott Schoenberger, James Alexander, Matt Gonzalez, Erin Grogan, Joya Harris, and Derek Mullins to the Board of Directors of The Marygold Companies, Inc. (the “Board”) as directors, in each case, to serve a one-year term expiring at the annual meeting of stockholders of the Company to be held in 2024;

2. To approve, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

3. The ratification of the appointment of BPM LLP (“BPM”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

In addition, such other business properly brought before the Annual Meeting or any adjournment or postponement thereof may be voted on.

How can I attend the Annual Meeting?

We will be holding the Annual Meeting of Stockholders in person as noted in the Proxy Statement

Who can vote at the Annual Meeting?

Anyone owning shares of the Company’s common stock (“Common Stock”) and Series B Convertible Preferred  stock, [MGLD] (“Series B Preferred Stock” and collectively with the Company’s Common Stock, “Stock”), of record at the close of business on September 18, 2023, the record date for this year’s Annual Meeting, is entitled to attend and to vote on all items properly presented at the Annual Meeting.

Who is asking me for my vote?

Marygold is soliciting your proxy on behalf of the Board of Directors. We will pay the entire cost of this proxy solicitation, including the cost of preparing and sending the Notice of Internet Availability of Proxy Materials (“Notice”) and the Proxy Statement.

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What are my voting rights?

Each share of Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to 20 votes on each matter properly presented at the Annual Meeting. At the close of business on September 18, 2023, the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting, there were outstanding 39,383,459 shares of Common Stock and 49,360 shares of Series B Preferred Stock representing 987,200 votes. A list of all record stockholders as of the record date may be made available, subject to shareholder request in compliance with applicable regulations and procedures.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	FOR the election of each of the director nominees;

•	FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

•	FOR the ratification of the appointment of BPM as Marygold’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

•	In your discretion on such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof, where no choice is specified.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full printed set?

In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), Marygold is providing access to its proxy materials via the internet. Accordingly, Marygold is sending the Notice to stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials via the Internet or to request a printed set may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Where can I view the proxy materials on the Internet?

The Notice provides you with instructions on how to:

•	View proxy materials for the Annual Meeting via the Internet; and

•	Instruct Marygold to send future proxy materials to you by email.

You can view the proxy materials for the Annual Meeting online at https://www.iproxydirect.com/MGLD

Are you “householding” for shareholders sharing the same address?

Yes. The SEC’s rules regarding the delivery of proxy materials to shareholders permit us to deliver a single copy of these documents to an address shared by two or more of our shareholders. This method of delivery is called “householding,” and it can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. This year, we are delivering a single copy of the Notice and, if applicable, the proxy materials to multiple shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. To receive a separate copy of the Notice and, if applicable, this proxy statement and the 2023 Annual Report, shareholders may write to: The Marygold Companies, Inc., Attn: David Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672. The same phone number and address may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you are receiving multiple copies.

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How may I vote my shares without attending the Annual Meeting?

Even if you plan to attend the Annual Meeting in person, we encourage you to submit a proxy or voting instructions before the Annual Meeting by the method or methods described below:

•	If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•	If you received the proxy materials by e-mail. You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the control number set forth in the email. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•	If you received the proxy materials by mail You may submit your proxy or voting instructions by following the instructions provided on the Proxy Card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the control number provided on the Proxy Card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the Proxy Card or voting instruction form and mail it to: Proxy Voting-David Neibert, Secretary 120 Calle Iglesia, Unit B, San Clemente, CA 92672. Proxy Cards must be received before November 15, 2023.

Can I change my vote after I have delivered my proxy?

Yes. You may change your vote at any time before voting concludes before the Annual Meeting by:

•	To change your vote prior to the meeting date, please email, proxy@issuerdirect.com and someone from our proxy team will reach out to you to assist.

•	You may attend the Annual Meeting and vote in person; however, simply attending the Annual Meeting will not, by itself, revoke your proxy.

•

If your shares are held by a bank, broker or other nominee and you provide instructions to that nominee on a form received from the nominee, you may revoke or change your voting instructions only by contacting the nominee who holds your shares. You may not vote in person at the Annual Meeting unless you obtain a legal proxy from the bank, broker or other nominee. In such event, your attendance at the Annual Meeting will not, by itself, revoke prior voting instructions.

What is a quorum?

For the purposes of the Annual Meeting, a “quorum” is a majority in voting power of the outstanding shares of Stock owned by stockholders on the record date entitled to vote at the meeting, represented in person or by proxy. Broker non-votes (as further described below) and abstentions are counted for purposes of determining whether a quorum is present.

What are broker non-votes and how are they treated for vote purposes?

Under the rules of the New York Stock Exchange (“NYSE”), brokers who have transmitted proxy materials to customers may vote the shares of customers who fail to provide voting instructions on “routine matters,” but not on “non-routine matters.” When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares voting for non-routine matters. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, although a majority of the votes cast, does not constitute a majority of the voting power present. Non-routine matters include the election of directors (Proposal 1). Therefore, if you hold your shares in street name through a broker, you must cast your vote if you want it to count in respect of the election of directors. The ratification of the appointment of Marygold’s independent registered public accounting firm and to approve on an advisory basis, of the compensation of the Company’s named executive officers are considered routine matters, so brokers will have discretion to vote any uninstructed shares on these proposals (Proposal 2) and (Proposal 3).

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How are matters presented at the Annual Meeting approved?

The affirmative vote of the majority of the votes cast by the holders of the outstanding shares of Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is needed to elect each person nominated as a director to the Board of Directors (Proposal 1).

The affirmative vote of the majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is needed to approve the proposal, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2).

The affirmative vote of the majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is needed to approve the proposal to ratify the appointment of BPM as Marygold’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal 3).

With respect to all the aforementioned proposals, abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1). However, abstentions will have the effect of votes “against” the proposal to approve the proposal, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2) and to ratify the appointment of BPM as Marygold’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal 3).

Brokers do not have discretion to vote any uninstructed shares on the election of directors (Proposal 1). However, brokers have discretion to vote any uninstructed shares with respect to the proposal to approve the proposal, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2), and to ratify the appointment of BPM as Marygold’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal 3).

May I vote confidentially?

Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.

Who will count the votes?

A representative of Marygold will count the votes and act as the inspector of election for the Annual Meeting.

What if additional matters are presented at the Annual Meeting?

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Carolyn M. Yu, our Chief Legal Officer, and/or David Neibert, our secretary, to vote on such matters at their discretion.

Where can I find the voting results from the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days after the date of the Annual Meeting.

How can I obtain information about Marygold?

We are subject to the Exchange Act and are required to file reports, information statements and other information with the SEC regarding our business, financial condition, and other matters pursuant to and in accordance with the Exchange Act. You may read and copy the reports, information statements and other information filed by us over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding our Company should be addressed to The Marygold Companies, Inc., Attn: David Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672 or by sending an email requires to:  info@themarygoldcompanies.com.  Copies of our public filings with the SEC are also available on our website at https://themarygoldcompanies.com. Stockholders may also obtain free copies of the public filings made by Marygold with the SEC, including financial statements, by visiting our website.

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When are stockholder proposals due for consideration at next year’s annual meeting?

Under SEC rules, stockholder proposals to be presented at the 2024 annual meeting of stockholders must be delivered to, or mailed and received at, the principal executive offices of the Company not less than one-hundred and twenty (120) days before the one-year anniversary of the date on which the annual meeting of stockholders is first publicly announced or disclosed. For the Company’s 2024 annual meeting of stockholders, the Company must receive such proposals and nominations on or before June 27, 2024. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which the date of the 2024 annual meeting of stockholders is first publicly announced or disclosed. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

 Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be received in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office, not less than 45 days nor more than 75 days prior to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or by September 24, 2024, but not before August 22, 2024. Notices of intention to present proposals at the annual meeting of stockholders should be addressed to David Neibert, The Marygold Companies, Inc., 120 Calle Iglesia, Unit B, San Clemente, CA 92672 or by sending an email to: info@themarygoldcompanies.com. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to our Bylaws, each member of our Board of Directors serves until the next annual meeting of stockholders and until his or her respective successor is duly elected and qualifies. Currently, our Board has nine members, five of whom are “independent directors” as such term is defined in Section 803 of the NYSE American Company Guide. The NYSE American definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The term of office of all directors will expire at this year’s Annual Meeting. On the nomination and recommendation of our Nominating and Corporate Governance Committee to our Board, Nicholas Gerber, David Neibert, Stuart Crumbaugh, Scott Schoenberger, James Alexander, Matt Gonzalez, Erin Grogan, Joya Harris, and Derek Mullins will stand for reelection as directors at the Annual Meeting. Each of the individual directors have consented to serve as director upon his or her election and re-election.

Stockholders who own in excess of 50% of the Company’s outstanding Voting Stock have advised us that they intend to vote for the election of Directors. As a result, each of the director nominees will be elected to serve a one-year term, or until his or her respective successor is duly elected and qualifies. If any nominee should become unable to serve or, for good cause, will not serve as a director, a substitute nominee as may be proposed by our Board. However, we are not aware of any circumstances that would prevent any of the nominees from serving.

The Board of Directors recommends that the stockholders vote FOR Proposal 1: election of the nominees for directors listed below.

BOARD OF DIRECTORS

The following sets forth information about our director nominees for election to serve until the next annual meeting of stockholders in 2024.

Name	Age	Position
Nicholas D. Gerber	61	Chief Executive Officer, President and Director
Stuart Crumbaugh	60	Chief Financial Officer and Director
David W. Neibert	68	Chief Operations Officer, Secretary and Director
Scott Schoenberger	57	Director
James Alexander	61	Director
Matt Gonzalez	58	Director
Erin Grogan	49	Director
Joya Delgado Harris	50	Director
Derek Mullins	49	Director

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Nicholas D. Gerber: Mr. Gerber is a controlling shareholder of the Company and has served as chief executive officer, president, and chairman of the Board of Directors since January 2015. Since March 2004, Mr. Gerber has served as the president and chair of the Board of Directors of USCF Investments. USCF Investments became a subsidiary of the Company in January 2015. USCF Investments is the parent and sole member of United States Commodity Funds, LLC (“USCF”), an indirect subsidiary of the Company, and USCF Advisers, LLC, (“USCF Advisers”) an affiliate of USCF. Mr. Gerber co-founded USCF in 2005. Mr. Gerber also founded USCF Advisers, an investment adviser registered under the Investment Advisers Act of 1940, and, as of February 2017, is registered as a commodity pool operator, NFA member and swap firm. From May 2015 to April 2023, Mr. Gerber served as vice president of USCF and as its president and chief executive officer from June 2005 through May 15, 2015. Mr. Gerber served as a USCF management director from June 2005 to April 2023, and chairman of the Board of Directors from June 2005 through October 2019. Mr. Gerber has served USCF Advisers as chair on the Board of Managers since June 2013 to present, as president from June 2013 through June 18, 2015, and vice president from June 18, 2015, to present. Mr. Gerber has also served as chair of the Board of Trustees of (1) USCF ETF Trust since 2014 and (2) USCF Mutual Funds Trust since October 2016.  In addition, Mr. Gerber served as the president and chief executive officer of USCF ETF Trust from June 2014 until December 2015. Since December 2005, Mr. Gerber has been registered as a principal of USCF with the CFTC and NFA since November 2005 and in 2017, he was registered as a principal, associated person, and swap associated person of USCF Advisers. More recently, Mr. Gerber founded Marygold & Co. in November 2019 and Marygold & Co. (UK), Limited (“Marygold & Co. (UK)”) in London, England in August 2021, both subsidiaries of the Company. He has served as chief executive officer and chief compliance officer of Marygold & Co. since November 2019 and February 2023, respectively, and chairman of its Board of Directors since its inception. Mr. Gerber has served as chairman of the Board of Marygold & Co. (UK) since its formation. Mr. Gerber earned a Master of Business Administration degree in finance from the University of San Francisco, a Bachelor of Arts degree from Skidmore College and holds an NFA Series 3 registration.

Stuart P. Crumbaugh: Mr. Crumbaugh has served as chief financial officer, treasurer and secretary to the Company since October 2017 and was recently appointed to the Company’s Board of Directors on April 17, 2023. Mr. Crumbaugh serves as an officer and director on several Company subsidiary boards. Since December 2016, Mr. Crumbaugh has served as secretary, treasurer and director to USCF Investments, a subsidiary since 2016. USCF Investments is the parent and sole member of United States Commodity Funds, LLC (“USCF”), an indirect subsidiary of the Company, and USCF Advisers, LLC, (“USCF Advisers”) an affiliate of USCF. Mr. Crumbaugh joined USCF as assistant chief financial officer on April 6, 2015. He was promoted to chief financial officer in May 2015. He was recently appointed to the USCF Board of Directors effective April 17, 2023. In June 2015, Mr. Crumbaugh was appointed as treasurer and secretary of USCF Advisers. USCF Advisers manages a series of funds of USCF ETF Trust.  USCF Advisers, is an investment adviser registered under the Investment Advisers Act of 1940, and, as of February 2017, is registered as a commodity pool operator, NFA member and swap firm.  Mr. Crumbaugh has served as a management trustee, chief financial officer and treasurer of (1) USCF ETF Trust since May 2015 and (2) USCF Mutual Funds Trust since October 2016. Since July 2015, Mr. Crumbaugh has been registered as a principal of USCF with the CFTC and NFA, and as of January 2017, he was registered as a principal of USCF Advisers. More recently, Mr. Crumbaugh was appointed as treasurer and director on the Board of Directors of Marygold & Co., and Marygold & Co. (UK), both subsidiaries of the Company since November 2019 and August 2021, respectively. Prior to joining USCF, Mr. Crumbaugh was the vice president finance and chief financial officer of Sikka Software Corporation, a software service healthcare company providing optimization software and data solutions from April 2014 to April 6, 2015. Mr. Crumbaugh served as a consultant providing technical accounting, IPO readiness and M&A consulting services to various early-stage companies with the Connor Group, a technical accounting consulting firm, for the periods of January 2014 through March 2014; October 2012 through November 2012; and January 2011 through February 2011. Mr. Crumbaugh earned a Bachelor of Arts degree in Accounting and Business Administration from Michigan State University in 1987 and is a Certified Public Accountant – Michigan (Inactive).

David W. Neibert: Mr. Neibert has served as secretary and director on the Board of Directors since June 2002. Mr. Neibert previously served as chief executive officer of the Company from April 2007 through January 2015, then chief financial officer from February 2015 through October 2017, and from November 2017 to present, Mr. Neibert has served as the chief operations officer. Concurrently with his service and tenure at the Company, Mr. Neibert has continuously served as president of Original Sprout since May 2015; director and chief financial officer of Gourmet Foods Ltd. since August 2015 and its subsidiary, Printstock Products Ltd., since June 2020; Director for Brigadier Security Systems since June 2016, and Director of Marygold & Co., a subsidiary of The Marygold Companies since November 2019. Since August 2021, Mr. Neibert has served as secretary of Marygold & Co. (UK) Limited in London, England, a subsidiary of the Company. Gourmet Foods Ltd., Printstock Products Ltd., Brigadier Security Systems, Marygold & Co. and Marygold & Co. (UK) Limited and their respective wholly owned subsidiaries each are wholly owned subsidiaries of the Company. As the Company’s chief operations officer, Mr. Neibert is responsible for long range planning, growth and ensuring profitable operations of The Marygold Companies’ subsidiaries including, but not limited to, the selection and retention of their respective management teams, accounting practices and processes in accordance with U.S. GAAP. Mr. Neibert is also responsible for the primary due diligence efforts, contract negotiations, and on-boarding of new subsidiary acquisitions for The Marygold Companies. Mr. Neibert attended the University of California Los Angeles from 1973-1978 with a focus on business management and developmental psychology.

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Scott Schoenberger: Mr. Schoenberger is a controlling shareholder and has served on the Board of Directors since January 2015. Mr. Schoenberger is the owner and Chief Executive Officer of KAS Engineering, a second-generation plastic injection molding firm based in multiple southern CA locations. He also is the owner and Chief Executive Officer of Nica Products, another manufacturing company based in Orange County, CA. Mr. Schoenberger has over 30 years of business experience in manufacturing and technology. He has been involved with several startups as a consultant and/or angel level investor in such industries as medical, technology, consumer products, electronics, automotive, and securities industries. A California native, he has a Bachelor of Science degree in Environmental Studies from the University of California, Santa Barbara.

James Alexander: James Alexander was recently appointed as a Director on the Board of Directors in 2023. Mr. Alexander has held executive and senior sales roles within the Capital Markets Division of Money Center and Regional Banks for the last 30 years. He served as Senior Director at Key Banc Capital Markets from 2015-2023 and was responsible for growing the firm’s corporate bond credit business as well as expanding its entry into the Structure Product (MBS) Trading sector with new tier one client relationships. Prior to joining Key Banc, James was a Director in the Capital Markets Division at Wells Fargo Securities and a Principal in the Capital Markets Division at Bank of America Securities. James is a respected leader with deep industry knowledge that has enabled him to evaluate and act upon market opportunities and navigate changing economic cycles. James is also a cultural innovator and community leader as he was a co-founder of All Jokes Aside Comedy Club in Chicago which became one of the most influential entertainment destinations in the country devoted to comedians of color. He also dedicates his time to improving the lives of young people through education by serving on the Board of Directors of The Edward G. Irvin Foundation, where he has served as Chairman of the Scholarship Committee for the last twelve years. James graduated with a Bachelor of Arts degree in Marketing from Morehouse College and earned a Master of Business Administration degree in Finance from Northwestern University, Kellogg School of Management

Matt Gonzalez: Mr. Gonzalez has served as a Director on the Board of Directors since 2013.  He is an accomplished trial attorney with experience handling both civil and criminal matters in both state and federal courts. Since early 2011 he has served as the Chief Attorney of the San Francisco Public Defender’s Office where he oversees an office of over 100 trial lawyers. He previously served as an elected member of the San Francisco Board of Supervisors from 2001-2005 and served as the president of the body from 2003-2005. Mr. Gonzalez is a partner at Gonzalez & Kim, a California partnership with multiple business holdings in the transportation sector. He is a co-owner of Flywheel Taxi (formerly DeSoto Taxi) in San Francisco. He joined The Marygold Companies as an investor in 2010 before becoming its’ Director in 2013. Mr. Gonzalez earned his Bachelor of Arts degree from Columbia University and his Juris Doctor from Stanford Law School.

Erin Grogan: Ms. Grogan has served as Director of Concierge since 2017.  Ms. Grogan serves as the Chief Financial Officer for Webinar.net. Previously, Ms. Grogan served as the Chief Financial Officer for IFTTT Inc, an integration software company focused on iOT and app connectivity. She has led finance for the Association for California School Administrators as well as YouCaring, a fundraising platform for personal and charitable causes, sold to GoFundMe. Prior to joining YouCaring, Ms. Grogan led finance and operations at the University of San Francisco, School of Management, from 2012 until 2016. Ms. Grogan has over 20 years of experience in management and finance, including positions at ON24, Inc., Mooreland Partners, Cadbury Schweppes, Asbury Automotive Group, Banc of America Securities, PricewaterhouseCoopers, and American International Group. Ms. Grogan earned her Bachelor of Arts from Columbia University and a Master of Business Administration in finance from the New York University Leonard N. Stern School of Business.

Joya Delgado Harris: Ms. Harris has served as Director on the Board of Directors since 2017.  She currently serves as the Executive Director, Gold Standard with the CEO Roundtable on Cancer, driving the mission of their Gold Standard program, inclusive of the Health Equity and Going4Gold initiative. Ms. Harris was previously the Director of Research Integration for the American Cancer Society. In that role she provided oversight and management of the integration of products and outcomes stemming from the Office of Cancer Research and Implementation into enterprise-wide mission objectives. Before joining the American Cancer Society, Ms. Harris worked for Y-Me National Breast Cancer Organization from 2008-2011. She has extensive experience in nonprofit management, previously serving as the Executive Director for the Association of Village PRIDE and as the Director of Product Development for the Metropolitan Atlanta Chapter of the American Red Cross. Her background and demonstrated accomplishments in key leadership functions include program development, implementation, and evaluation; curriculum design, grant writing, resource development, community outreach, and developing business partnerships.  Ms. Harris also serves as a Consumer Peer Reviewer for the Congressionally Directed Medical Research Programs (CDMRP), administered by the Department of Defense, sitting alongside scientists to review and evaluate innovative breast cancer research grant proposals. Additionally, she is an advocate reviewer for the Cancer Prevention and Research Institute of Texas (CPRIT). Ms. Harris earned a Bachelor of Arts degree from Wellesley College and received a Master of Public Health degree with a concentration in public health policy and management from the Rollins School of Public Health of Emory University.

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Derek Mullins: Mr. Mullins has served as Director of since 2017 the Company and currently serves as Co-Founder and Managing Partner of PINE Advisor Solutions. Previously he was the Director of Operations at ArrowMark Colorado Holdings LLC\. Mr. Mullins also served as Director of Operations at Black Creek Capital and Dividend Capital from 2004 to 2009 and as Manager of Fund Administration at ALPS Fund Services from 1996 to 2004. Mr. Mullins brings over 25 years of operations, accounting, finance and compliance experience to the Board. Mr. Mullins earned a Bachelor of Science degree in finance from the University of Colorado, Boulder and a Master of Science degree in finance from the University of Colorado, Denver.

Vote Required

As set forth in Section 3.1(a) of our Bylaws, directors will be elected by a majority of the voting power of the shares of stock entitled to vote thereon in person or by proxy at an annual meeting of the stockholders with a quorum present.

Nicholas and Melinda Gerber Living Trust (the “Gerber Trust”) own 18,250,015 shares of Voting Stock. Nicholas and Melinda Gerber serve as trustees of the Gerber Trust. The Schoenberger Family Trust (the “Schoenberger Trust”) own 4,697,993 shares of Voting Stock. Scott Schoenberger serves as trustee of the Schoenberger Trust. Upon acquiring their shares of Voting Stock, Messrs. Gerber and Schoenberger have voted all shares of Voting Stock concurringly on matters submitted to the Company’s stockholders. Pursuant to a voting agreement, (the “Voting Agreement”), the Gerber Trust and Schoenberger Trust will continue to vote all shares of Voting Stock owned by them to elect each of Messrs. Gerber and Schoenberger to the Board along with other designees mutually agreed upon. By virtue of the Voting Agreement, Messrs. Gerber and Schoenberger will represent 22,948,008, or 56.84% of the Voting Stock when voting on director nominees.

Stockholders who own in excess of 50% of the Company’s outstanding Voting Stock have advised us that they intend to vote for the election of Directors. As a result, each of the director nominees will be elected to serve a one-year term as described in this proxy statement at the Annual Meeting.

CORPORATE GOVERNANCE, MEETINGS AND COMMITTEES

The Board of the Company was formed as a Nevada corporation and has adopted corporate governance guidelines (the “Guidelines”) as a general framework to assist the Board in carrying out its responsibility for the business and affairs of the Company to be managed by or under the direction of the Board. These Guidelines are subject to modification by the Board based on recommendations from the Nominating and Corporate Governance Committee.

The Company qualifies, or expects to qualify, as a “controlled company,” as defined in Section 303A.00 of the New York Stock Exchange (“NYSE”) Listed Company Manual (the “Manual”). Therefore, the Company is not subject to certain NYSE requirements, including having: (i) a majority of independent directors on the Board (Manual Section 303A.01); (ii) a compensation committee composed solely of independent directors (Manual Section 303A.04); and (iii) a nominating committee composed solely of independent directors (Manual Section 303A.05).

Controlled Company Exemption

Pursuant to the Voting Agreement, Messrs. Gerber and Schoenberger, through their respective trusts, will represent 22,948,008, or 56.84% of the Voting Stock with respect to matters that may have a material impact on Company strategy and shareholder rights.

Because more than 50% of the combined voting power of all of our outstanding common stock is beneficially owned by Messrs. Gerber and Schoenberger, we are a “controlled company” as defined in section 801(a) of the NYSE American Company Guide. As such, we are exempt from certain NYSE American rules requiring our Board of Directors to have a majority of independent members, a compensation committee composed entirely of independent directors and a nominating and governance committee composed entirely of independent directors.

Director Independence

The Board has adopted the standard of independence set forth in the NYSE American Company Guide to determine whether members of the Board are “independent”. Upon consideration of the criteria and requirements regarding director independence set forth in Section 803 of the NYSE American Company Guide, the Board has determined that the following four directors, James Alexander, Matt Gonzalez, Erin Grogan, Joya Delgado Harris and Derek Mullins, meet the NYSE American’s independence standards, including the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act.

Due to our qualification as a “controlled company” under the NYSE American Company Guide. the Board is not subject to NYSE requirements regarding the amount or composition of “independent” directors of its Board or in respect of its compensation committee or nominating and corporate governance committee.

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Board Meetings

Our Board met five times during the 2023 fiscal year. Each director attended at least 75% of the aggregate number of meetings of the full Board of Directors that were held during the period he or she was a director during 2023 fiscal year and 75% of the aggregate meetings of the committee(s) on which he or she served that were held during the period he or she served on such committee(s) in 2023 fiscal year.

Board Committees (2024)

Our Board has the following standing committees: Audit, Compensation, Nominating and Corporate Governance, collectively, (“Committees”). Our Board has adopted a written charter for each of the committees that complies with current SEC and NYSE rules. Copies of the charters of each of the Audit, Compensation, and Nominating and Corporate Governance committees, as well as our Corporate Governance Guidelines, are posted on our website: https://themarygoldcompanies.com/compliance/. Current information regarding all our standing committees is set forth below:

Audit: Derek Mullins, Chair; James Alexander, Member; and Erin Grogan, Member

The primary purpose of the Audit Committee is to assist our Board of Directors in overseeing and monitoring (i) the integrity of the financial statements and other financial information provided to our stockholders, the public, any stock exchange and others, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent auditor, (iv) the performance of our internal audit function and our system of internal controls, and (v) such other matters as are assigned to the Audit Committee pursuant to our audit committee charter or as mandated under applicable laws, rules and regulations.

In addition, pursuant to amended Section 314.00 of the NYSE Listed Company Manual, the Company’s Audit Committee reviews all related party transactions to determine that such transactions are not inconsistent with the Company’s interests.

Compensation: Matt Gonzalez, Chair; Joya Delgado Harris, Member, Scott Schoenberger, Member

The primary purpose of the Compensation Committee is to review and recommend the compensation of our executive officers, including the Company’s Chief Executive Officer, and non-employee members of the Board for equity-based incentive plans as further provided in our compensation committee charter.

Specifically, pursuant to the Compensation Committee Charter, the Compensation Committee’s purpose is to: (a) assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company, (b) review and approve corporate goals and objectives relevant to the compensation of the Company’s executive officers (as defined below), evaluate the performance of the Company’s executive officers in light of those goals and objectives, and, either as a committee or together with the other directors (as directed by the Board), determine and approve the compensation level of the Company’s executive officers based on this evaluation, (c) make recommendations to the Board with respect to incentive-compensation plans and equity-based plans, (d) review and discuss with management the Compensation Discussion and Analysis (the “CD&A”) to be included in the Company’s proxy statement for its annual meeting of stockholders (the “proxy statement”) or Annual Report on Form 10-K (the “annual report”), if applicable, and determine whether to recommend to the Board that the CD&A be included in the proxy statement or the annual report, in accordance with applicable rules and regulations, (e) prepare the Compensation Committee Report for inclusion in the annual report or the proxy statement, as applicable, in accordance with applicable rules and regulations, (f) recommend to the Board the appropriate compensation for the non-employee members of the Board, and (g) perform the other functions set forth in the Compensation Committee Charter and as the Board may from time to time assign to the Committee.

Nominating and Corporate Governance: Joya Delgado Harris, Chair, Erin Grogan, Member

The primary purpose of the Nominating and Corporate Governance Committee is to (i) identify individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, (ii) recommend to the Board of Directors for approval director nominees, consistent with our director qualifications criteria and any obligations under our contractual arrangements, (iii) develop and recommend to the Board of Directors for approval corporate governance guidelines and (iv) develop processes and procedures for the evaluation of the Board of Directors and its committees, and report to the Board of Directors regarding the results of such evaluation.

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Under the Company’s Amended and Restated Bylaws, Stockholders may recommend any person to be a director of the Company by writing to the Company’s Secretary not less than 45 days nor more than 75 days prior to the date on which the Company first mailed its proxy materials for the previous year’s annual stockholders’ meeting. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the Commission’s rules in a proxy statement listing the candidate as a nominee for director. The Amended and Restated Bylaws revised and updated the Company’s previous procedures for stockholder submission of director nominations by adding the requirement for advance notice.

In conducting a search for director candidates, the Nominating and Corporate Governance Committee along with the Board may use its network of contacts to compile a list of potential candidates, but it may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee generally reviews all recommended candidates at the same time and subjects all candidates to appropriate review criteria. Members of the Board should be qualified, dedicated, and ethical and have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Board of Directors evaluates candidates upon a recommendation from the Nominating and Corporate Governance Committee in the context of the current composition of the Board. As part of this assessment, Board considers diversity of age, skills and such other factors as it deems appropriate, given the current needs of the Board and its committees.

Board Leadership Structure and Role in Risk Oversight

Under the Company’s Bylaws, the Board elects the Company’s Chairperson and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. Currently, these two offices are held by Mr. Gerber. The Board believes that the Company and its stockholders are best served by having a policy that provides the Board the ability to select the most qualified and appropriate individual to lead the Board as Chairperson. The Board also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company. The Board believes that having Mr. Gerber serve as both Chairman and CEO provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

The Company is exposed to a number of risks that are inherent with every business. Such risks include, but are not limited to, financial and economic risks and legal and regulatory risks. While management is responsible for the day-to-day management of these risks, the Board is responsible for the oversight of risk management. The Board is responsible for evaluating the adequacy of risk management processes and determining whether such processes are being implemented by management. The Board will discuss significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

Evaluations of the Board and Committees

Our Board of Directors evaluates its performance and the performance of its committees on an annual basis through an evaluation process overseen by our Nominating and Corporate Governance Committee. The Board of Directors discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board of Directors or any committee thereof.

Code of Business Conduct and Ethics

The Board has adopted a code of ethics (the “Code”) designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The Code applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the Code to any person without charge, upon request to Mr. David W. Neibert, Chief Operations Officer and Secretary by calling 949.429.5370 or by writing to The Marygold Companies, Inc., 120 Calle Iglesia, Unit B, San Clemente, CA 92672, Attention: Mr. David W. Neibert, Chief Operations Officer and Secretary or email us at: info@themarygoldcompanies.com.

The Company intends to disclose any amendments to or waivers of its Code as it applies to directors or executive officers by filing them on Form 8-K.

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Executive Sessions of Independent Directors

The independent directors serving on our Board of Directors meet periodically in executive sessions during the year at regularly scheduled meetings of our Board of Directors. These executive sessions are presided over by Derek Mullins, an independent director.

Insider Trading Policy for Employees, Officers and Directors

Our Board of Directors has adopted, as part of our insider trading policy, prohibitions against our directors, officers and employees engaging in transactions of a speculative nature involving our securities at any time, including, but not limited to, the purchase or sale of put options or covered calls. In addition, such persons are prohibited from short-selling our securities or engaging in transactions involving other derivatives based on our securities, including options, warrants, restricted stock units, stock appreciation rights or similar rights whose value is derived from the value of our common stock (other than securities granted under our equity incentive plans) or that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. Our insider trading policy provides that all insider trading transactions are pre-cleared in writing by our chief legal officer.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During our last fiscal year, we did not enter into any transactions with related persons, promoters or certain control persons as covered by Item 404 of Regulation S-K. However, pursuant to a January 26, 2015 securities purchase agreement (the “Securities Purchase Agreement”) and subsequent voting agreement (the “Voting Agreement”) between Nicholas Gerber, CEO of the Company, and Scott Schoenberger, a Director of the Company, Nicholas Gerber and Scott Schoenberger constitute to have formed a “group” under Section 13(d)(3) of the Securities Act.

As detailed in the Company’s prior filings and disclosures, pursuant to the Securities Purchase Agreement two accredited investors, Nicholas Gerber and Scott Schoenberger (the “Purchasers”) agreed to purchase from the Company sell and 13,333,333 shares of common stock and approximately 108,172 shares of Series B Preferred Stock of the Company (the “2015 Transaction”) which collectively constituted approximately 70.0% of the voting control of the Company at the time of the 2015 Transaction.  On April 8, 2016 and May 25, 2016, the Company entered into convertible promissory note agreements (the “Promissory Notes”) with the Gerber Irrevocable Family Trust, an affiliate of our shareholder and CEO, that resulted in the funding of $350,000 and with the Schoenberger Family Trust, an affiliate of our shareholder and director, that resulted in the funding of $250,000, respectively. The Promissory Notes were repaid in full on their respective maturity dates, together with accrued interest totaling $84,000 and $60,000 to the Gerber Irrevocable Family Trust and the Schoenberger Family Trust, respectively.

On September 19, 2016, the Company entered into a conditional Stock Purchase Agreement (the “USCF Agreement”), dated September 19, 2016, with USCF Investments, F/K/A Wainwright Holdings, Inc., a Delaware corporation (“USCF Investments”) and certain shareholders of USCF Investments (the “USCF Sellers”), pursuant to which the USCF Sellers conditionally agreed to sell, and the Company conditionally agreed to purchase, the total issued and outstanding common stock of USCF Investments (the “USCF Investments Shares” and such transaction the “2016 USCF Transaction”).

Following the 2016 USCF Transaction, certain contractual features of the Promissory Notes were amended, including by removing a conversion feature of the Promissory Notes, as further detailed by the Company’s disclosures. Additionally, as a result of the 2016 USCF Transaction completed on December 9, 2016, then-current shareholders of USCF Investments became shareholders of the Company. Prior to the transaction, Mr. Gerber, along with certain family members and certain other USCF Investments shareholders, owned the majority of the common stock in the Company as well as USCF Investments. Following the closing of the 2016 USCF Transaction, Mr. Gerber and those shareholders continue to own the majority of the Company voting shares.

Following the 2016 USCF Transaction, Mr. Gerber and Mr. Schoenberger (and the through the control of their respective trusts which hold stock in the Company) entered into an agreement (the “Voting Agreement”) pursuant to which they have agreed to vote in concert with regard to all matters that come before the shareholders or the board of directors for a vote. This Voting Agreement establishes Mr. Gerber and Mr. Schoenberger as a control group and remains in effect.

The Company has adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Board of Directors and based upon a determination that these transactions are on terms no less favorable to us than those which could be obtained by unaffiliated third parties. This policy could be terminated in the future. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which approves such a transaction.

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In addition, pursuant to amended Section 314.00 of the NYSE Listed Company Manual, the Company’s Audit Committee reviews all related party transactions to determine that such transactions are not inconsistent with the Company’s interests.

Compensation of Employee Directors

The Company does not pay additional renumeration to our executive officers who serve as employee directors.

Compensation of Independent Directors

Independent Director Cash Compensation during Fiscal Year End June 30, 2023

	Fees Earned or Paid in Cash ($)		Total ($)
Name	2022(1)	2023(1)	2022(1)	2023(1)
James S. Alexander(2)	-	6,000	-	6,000
Kelly J. Anderson(3)	10,500	-	10,500	-
Matt Gonzalez	11,000	15,418	11,000	15,418
Erin Grogan	11,000	15,418	11,000	15,418
Joya Delgado Harris	11,500	15,418	11,500	15,418
Derek Mullins	11,500	15,418	11,500	15,418

____________

(1)	These amounts represent cash paid for Board of Directors and committee service.

(2)	Appointed on April 17, 2023, to the Company’s Board of Directors.

(3)	Resigned from the Company’s Board of Directors on September 24, 2022.

Outstanding Equity Awards at Fiscal Year End June 30, 2023

The following table presents information regarding unvested restricted share awards made by us to our independent directors under the Company’s 2021 Omnibus Equity Incentive Plan that were outstanding at June 30, 2023.  The directors did not hold any stock options or other equity incentive plan awards at fiscal year-end.

Name	Grant Date	Total Number of Shares Granted	Number of Shares That Have Not Vested (#)		Market or Payout Value of Shares that Have not Vested ($)	Total ($)
James S. Alexander	-	-	-		-	-
Matt Gonzalez	March 29, 2023	2,924	731	(1)
	March 29, 2023		670	(2)
	March 29, 2023		731	(3)
	March 29, 2023		792	(4)
Erin Grogan	March 29, 2023	2,924	731	(1)
	March 29, 2023		670	(2)
	March 29, 2023		731	(3)
	March 29, 2023		792	(4)
Joya Delgado Harris	March 29, 2023	2,924	731	(1)
	March 29, 2023		670	(2)
	March 29, 2023		731	(3)
	March 29, 2023		792	(4)
Derek Mullins	March 29, 2023	2,924	731	(1)
	March 29, 2023		670	(2)
	March 29, 2023		731	(3)
	March 29, 2023		792	(4)

____________

(1)	RSAs that vest on January 1, 2024, subject to the provisions of the Plan.

(2)	RSAs that vest on January 1, 2025, subject to the provisions of the Plan.

(3)	RSAs that vest on January 1, 2026, subject to the provisions of the Plan.

(4)	RSAs that vest on January 1, 2027, subject to the provisions of the Plan.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of our executive officers as required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). While the vote on this proposal is advisory and non-binding, the Compensation Committee, which is responsible for designing and administering our executive compensation program, highly values the opinions of our shareholders. We will consider the vote of our shareholders when making compensation decisions for the executive officers in the future.

We have described the compensation of the executive officers under the section “Compensation of Executive Officers” of this proxy statement. We have a strong “pay for performance” philosophy for our executive compensation program, which is designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. We seek to reward our executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence. Compensation opportunities are intended to align the economic interests of executives with those of our shareholders and encourage executives to remain with the Company for long and productive careers.

In light of the foregoing considerations, we are asking our shareholders to indicate their approval, on an advisory basis, of the compensation of the executive officers as disclosed in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” Proposal 2: Advisory Vote on Executive Compensation at the Annual Meeting.

The Board of Directors recommends that the stockholders vote FOR Proposal 2: Advisory Vote on Executive Compensation as disclosed in this proxy statement.

EXECUTIVE OFFICERS

The names of the current executive officers of the Company (and their respective ages as of the date of this Proxy Statement) are set forth below.

Name	Age	Position
Nicholas D. Gerber	61	Chief Executive Officer, President and Director
Stuart Crumbaugh	60	Chief Financial Officer and Director
David W. Neibert	68	Chief Operations Officer, Secretary and Director

Compensation of Executive Officers

The following table sets forth the compensation that we paid during the year ended June 30, 2023, to our executive officers.

Cash Compensation of Executive Officers During Fiscal Year End June 30, 2023

The following table sets forth the compensation paid to our executive officers for the fiscal year ended June 30, 2023.

Name	FYE	Salary	Bonus	Total
Nicholas D. Gerber, Chief Executive Officer	June 30, 2022	400,000	Nil	400,000
	June 30, 2023	400,000	Nil	400,000
Stuart P. Crumbaugh, Chief Financial Officer (1)	June 30, 2022	335,212	118,173	453,385
	June 30, 2023	425,000	Nil	425,000
David W. Neibert, Chief Operations Officer (2)	June 30, 2022	283,345	25,000	310,345
	June 30, 2023	425,000	Nil	425,000
Carolyn M. Yu, Chief Legal & Chief Continuity Officer (3)	June 30, 2022	351,950	81,900	433,850
	June 30, 2023	425,000	Nil	425,000

____________

(1)	Mr. Crumbaugh’s salary was increased to $425,000 per year in April 2022.

(2)	Mr. Neibert’s salary was increased to $425,000 per year in April 2022.

(3)	Ms. Yu became the CLO and her salary was increased to $425,000 per year in April 2022.

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For the fiscal year ending June 30, 2023, the Company did not grant any stock awards, options or other compensation under the Company’s 2021 Omnibus Equity Incentive Plan (the “Plan”) to its executive officers.

Pay versus Performance

The following section has been prepared as required by the SEC’s pay versus performance (“PvP”) disclosure rules adopted pursuant to the Dodd-Frank Act and set forth in Item 402(v) of Regulation S-K (the “PvP Rules”). Under the PvP Rules, the Company must calculate compensation using the methodology required by the SEC referred to as “compensation actually paid” (“CAP”) with respect to the Company’s principal executive officer (“PEO”) and as an average, for the other named executive officers (“NEOs”). Because Marygold is a “smaller reporting company” (“SRC”) as per 17 CFR 240.12b-2 and 17 CFR 229.10, the disclosures and discussion below is provided accordingly consistent with the PvP Rules’ requirements. The figures below are calculated in accordance with the requirements of Regulation S-K and may differ substantially from the manner in which the Company’s Compensation Committee makes decisions regarding executive pay.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1)(2)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)(4)	Net Income (Loss) ($)(5)
2021	400,000	400,000	346,232	346,232	346,232	5,849,443
2022	400,000	400,000	439,192	439,192	439,192	1,145,721

____________

(1)	The named executive officers included in the table above are as follows:

Year	PEO	Non-PEO NEOs
2021	Nicholas D. Gerber	Stuart P. Crumbaugh, David W. Neibert
2022	Nicholas D. Gerber	Stuart P. Crumbaugh, David W. Neibert

(2)

In accordance with the requirements of Item 402(v) of Regulation S-K, CAP values shown in columns (c) and (e) are calculated by beginning with total compensation as reported in the SCT for the applicable fiscal year, then (i) subtracting the grant date fair value of awards reported in the “Stock Awards” and “Option Awards” columns of the SCT, and (ii) making various required adjustments to add the change in fair value of stock and option awards for the applicable fiscal year. For purposes of those adjustments, stock and option awards were valued in a manner consistent with the valuation of those awards for financial accounting purposes, but determined as of the end of the fiscal year or the vesting date, as applicable.

(3)	The following adjustments were made to determine the CAP of our PEO for the 2022 fiscal year:

None.

(4)	The following adjustments were made to determine the CAP of our non-PEO NEOs for the 2022 fiscal year. For non-PEO NEOs, CAP is calculated on an average basis.

None.

(5)	Represents net income (loss) determined in accordance with GAAP and as reported in our Form 10-K for the applicable fiscal year.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s audit committee has appointed BPM, LLP (“BPM”) to be its independent registered public accounting firm for the fiscal year ending June 30, 2023. BPM has served as the independent registered public accounting firm to the Company since fiscal year 2017 and is considered by the audit committee and the Board of Directors to be well qualified. Representatives of BPM are invited to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and may be available to respond to appropriate questions.

The proposal will be approved by the affirmative vote of a majority of the shares of our Common Stock entitled to vote and present in person or by proxy at the 2023 Annual Meeting of Stockholders. Abstentions will have the effect of voting “against” the proposal. Brokers have discretion to vote any uninstructed shares over the ratification of appointment of accountants.

The Board of Directors recommends that the stockholders vote FOR Proposal 3: The Ratification of Appointment of Accountants.

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AUDIT COMMITTEE REPORT

September 19, 2023

The Audit Committee of the Board of Directors (the “Audit Committee”) has reviewed and discussed the consolidated financial statements of the Company and its subsidiaries as set forth in Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 with management of the Company and BPM LLP, independent public accountants for the Company.

We reviewed and discussed the consolidated financial statements of the Company and its subsidiaries to be set forth in Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 with management of the Company and BPM LLP, independent public accountants for the Company.

We also discussed with BPM LLP the matters required by the Public Company Accounting Oversight Board (“PCAOB”) to be discussed, as adopted in Auditing Standard No. 16 (Communications with Audit Committees). We have received the written disclosures and the letter from BPM LLP required by the applicable PCAOB requirements for independent accountant communications with audit committees with respect to auditor independence and have discussed with BPM LLP its independence from the Company.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company’s independent public accountants. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the reports of the Company’s independent public accountants with respect to such financial statements.

The Audit Committee also met in executive session with BPM exclusive of management.

Based on the review and discussions with management of the Company and BPM LLP referred to above, we recommend to the Board of Directors that the Company publish the consolidated financial statements of the Company and subsidiaries for the year fiscal ended June 30, 2023 in the Company’s Annual Report on Form 10-K.

Submitted by the members of the Audit Committee of the Board of Directors.

Erin Grogan

Derek Mullins

James Alexander

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Principal Accountant Fees And Services

The following aggregate fees by BPM LLP were billed to the Company for work attributable to audit, tax and other services in each of the fiscal years ended June 30, 2023 and 2022.

Audit Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for its professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-Q reports or other services normally provided in connection with statutory and regulatory filings or engagements for those two fiscal years:

Fiscal Year ended June 30, 2023	$390,816
Fiscal Year ended June 30, 2022	$309,802

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Audit-Related Fees. Our principal independent accountant, and those secondary accountants performing audit reviews of our subsidiaries on our behalf, billed us, for each of the last two fiscal years, the following aggregate fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees”:

Fiscal Year ended June 30, 2023	$nil
Fiscal Year ended June 30, 2022	$nil

Tax Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for professional services rendered for tax compliance, tax advice and tax planning:

Fiscal Year ended June 30, 2023	$164,390
Fiscal Year ended June 30, 2022	$171,753

All Other Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for products and services provided by it, other than the services reported in the above three categories:

Fiscal Year ended June 30, 2023	$32,100
Fiscal Year ended June 30, 2022	$213,918

Pre-Approval of Audit and Non-Audit Services.  The Audit Committee Charter requires that it pre-approve all audit, review and attest services and non-audit services before such services are engaged.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of September 18, 2023 with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Company’s common stock by (1) each director of the Company, (2) the named Executive Officers of the Company, (3) each person or group of persons known by the Company to be the beneficial owner of greater than 5% of the Company’s outstanding common stock, and (4) all directors and officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants (or other rights, if any) that are currently exercisable or exercisable within 60 days of September 18, 2023, are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 39,383,459 shares of common stock, assuming the conversion of all outstanding shares of Preferred Stock, outstanding as of September 18, 2023.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o The Marygold Companies, Inc. 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

Name and Address of Beneficial Owner	Amount Owned		Percent of Class (%)
Gonzalez & Kim 120 Calle Iglesia, San Clemente CA 92672	233,400	(1)	0.58
Nicholas D. Gerber 120 Calle Iglesia, San Clemente CA 92672	18,250,015	(2)	45.21
David W. Neibert 120 Calle Iglesia, San Clemente CA 92672	44,448	(3)	0.11
Scott Schoenberger 120 Calle Iglesia, San Clemente CA 92672	4,697,993	(4)	11.64
Kathryn D. Rooney 120 Calle Iglesia, San Clemente CA 92672	2,000	(5)	*
Derek Mullins 120 Calle Iglesia, San Clemente CA 92672	-		0.00
Erin Grogan 120 Calle Iglesia, San Clemente CA 92672	-		0.00
Joya Harris 120 Calle Iglesia, San Clemente CA 92672	-		0.00
Stuart P. Crumbaugh 120 Calle Iglesia, San Clemente CA 92672	-		0.00
Carolyn M. Yu 120 Calle Iglesia, San Clemente CA 92672	7,000	(6)	*
Officers and Directors as a Group	23,234,856	(7),(8)	57.55
Sheila Gerber	3,183,929		7.89
Gerber Family Trust	5,623,543		13.93

____________

*	Less than 1%
(1)

Mr. Gonzalez is a member of the Board of Directors. Mr. Gonzalez and Mr. Hansu Kim are 50% partners and share voting and dispositive power in Gonzalez & Kim, a California general partnership, which holds 11,670 shares of Series B Preferred Stock (which after giving effect to their conversion would total 233,400 shares of Common Stock) constituting 0.58% of the outstanding shares of Common Stock which percentage is based on 40,370,659 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).

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(2)

Mr. Gerber is the President and Chief Executive Officer of the Company and Chairman of the Board. Mr. Gerber’s shares are held by the Nicholas and Melinda Gerber Living Trust (the “Gerber Trust”) and Mr. and Mrs. Gerber serve as trustees of the Gerber Trust, which owns a total 18,250,015 shares, representing 45.21% of the outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Gerber Trust and Mr. Gerber share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.

(3)

Mr. Neibert is the Chief Operations Officer of the Company and a member of the Board. Mr. Neibert owns an aggregate 44,448 shares. Mr. Neibert’s total beneficial ownership constitutes 0.11% of the outstanding shares of Common Stock which percentage is based on 40,370,659 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).

(4)

Mr. Schoenberger is a member of the Board of Directors. Mr. Schoenberger’s shares are held by the Schoenberger Family Trust (the “Schoenberger Trust”) and Mr. Schoenberger serves as sole trustee of the Schoenberger Trust, which holds 36,058 shares of Series B Preferred Stock and 3,976,833 shares of Common Stock, and total 4,697,993 shares, representing 11.64% of the outstanding shares of Common Stock which percentage is based on 40,370,659 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Schoenberger Trust and Mr. Schoenberger share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.

(5)

Ms. Rooney was a member of the Board of Directors until her resignation on April 17, 2023. Ms. Rooney directly owns an aggregate 2,000 shares which is less than 1% of the outstanding shares of Common Stock which percentage is based on 40,370,659 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).

(6)

Ms. Yu is the Chief Legal Officer of the Company. Ms. Yu’s shares are held by her indirectly through her husband. As such, Ms. Yu and her husband share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.

(7)

The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act which percentages are calculated on the basis of the amount of outstanding securities, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1). The percentage of common stock outstanding is as of September 27, 2022, and based upon 39,383,459 shares of common outstanding and 49,360 shares of Series B Preferred Stock, giving effect to the conversion of all Series B Preferred Stock at a ratio of 20:1, for a total issued and outstanding amount of 40,370,659 shares.

(8)

Pursuant to a 2023 determination by the Compensation Committee of the Board of the Company, Independent Directors of the Company (which include Matt Gonzalez, Derek Mullins, Erin Grogan, Joya Delgado Harris and James S. Alexander) were awarded annual compensation which included $5,000 in equivalent shares of the Company.

Upon acquiring their shares of Voting Stock, Messrs. Gerber and Schoenberger have voted all shares of Voting Stock concurringly on matters submitted to the Company’s stockholders. Pursuant to the “Voting Agreement, the Gerber Trust and Schoenberger Trust will continue to vote all shares of Voting Stock owned by them to elect each of Messrs. Gerber and Schoenberger to the Board along with other designees mutually agreed upon. By virtue of the Voting Agreement, Messrs. Gerber and Schoenberger will represent 22,948,008, or 56.85% of the Voting Stock when voting on director nominees.

STOCKHOLDER PROPOSALS

Under SEC rules, stockholder proposals to be presented at the 2024 annual meeting of stockholders must be delivered to, or mailed and received at, the principal executive offices of the Company not less than one-hundred and twenty (120) days before the one-year anniversary of the date on which the annual meeting of stockholders is first publicly announced or disclosed. For the Company’s 2024 annual meeting of stockholders, the Company must receive such proposals and nominations on or before June 27, 2024. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which the date of the 2024 annual meeting of stockholders is first publicly announced or disclosed. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

 Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be received in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office, not less than 45 days nor more than 75 days prior to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or by September 24, 2024, but not before August 22, 2024. Notices of intention to present proposals at the annual meeting of stockholders should be addressed to David Neibert, The Marygold Companies, Inc., 120 Calle Iglesia, Unit B, San Clemente, CA 92672. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at The Marygold Companies, Inc., attn: Mr. David W. Neibert, 120 Calle Iglesia, Unit B, San Clemente, CA 92672 or email us at: info@themarygoldcompanies.com.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

FORWARD-LOOKING STATEMENTS

Certain statements set forth in this proxy statement are forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, outlook, expected product development, and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “aim,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors, many of which have outcomes that are difficult to predict and may be outside our control, that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this proxy statement represent our views as of the date of this proxy statement. We anticipate that subsequent events and developments will cause our views to change; however, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this proxy statement. Our subsequent SEC filings may contain updates to the forward-looking statements contained herein, including our projected product launch dates.

OUR WEBSITE

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

OTHER MATTERS

The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the enclosed proxy will have authority to vote, in their discretion, all shares represented by such proxies that have been received and not theretofore properly revoked.

We are subject to the Exchange Act and are required to file reports, information statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act. You may read and copy the reports, information statements and other information filed by us over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding our Company should be addressed to The Marygold Companies, Inc., attn: David Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Annual Meeting, we will, without charge, provide copies of our public filings with the SEC, including financial statements, for the fiscal year ended June 30, 2023. Requests should be directed to: David W. Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

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THE MARYGOLD COMPANIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – November 17, 2023 at 12:00 PM pacific time
CONTROL ID:
REQUEST ID:

The stockholder(s) hereby appoint(s) Carolyn M. Yu and David W. Neibert, or either of them, as proxies, each with the full power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of The Marygold Companies, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in person, at the Paradise Point Hotel, 1404 Vacation Road, San Diego, CA 92109 at 12:00 p.m. Pacific Time, on November 17, 2023 and any adjournment or postponement thereof. In order to attend the meeting, you must register at https://www.iproxydirect.com/MGLD by 11:59 p.m. Pacific Time on November 15, 2023. Further instructions on how to attend and vote at the Annual Meeting of stockholders are contained in the Proxy Statement in the section titled “Questions and Answers About this Proxy Statement - How can I attend the Annual Meeting and vote my shares at the Annual Meeting? -- How may I vote my shares without attending the Annual Meeting?”

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/MGLD
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF THE MARYGOLD COMPANIES, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors	☐	☐
	Nicholas D. Gerber			☐
	Stuart Crumbaugh			☐	Control ID:
	David W. Neibert			☐	REQUEST ID:
	Scott Schoenberger			☐
	James Alexander			☐
	Matt Gonzalez			☐
	Erin Grogan			☐
	Joya Delgado Harris			☐
	Derek Mullins			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	To ratify the appointment of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR ALL” NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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